FIRST AMENDMENT to the

STRATEGIC ALLIANCE AGREEMENT

THIS FIRST AMENDMENT TO THE STRATEGIC ALLIANCE AGREEMENT (the “First Amendment”) is made as of March 28, 2013 by and between Grandparents.com, Inc., a company organized under the laws of Delaware (the “Company”), and Starr Indemnity & Liability Company, a company organized under the laws of Texas (“SILC”). The Company and SILC are individually referred to as a “party” and collectively are referred to as the “parties” herein.

WITNESSETH:

WHEREAS, the parties had entered into a certain STRATEGIC ALLIANCE AGREEMENT (the “Agreement”) dated January 8, 2013 under which the Company engaged SILC to develop strategic business and investment relationships in connection with the development of the Company; and

WHEREAS, the parties have agreed to amend the Agreement to, among other things, reflect that Company now desires to grant SILC warrants in the Company;

NOW, THEREFORE, in consideration of the mutual promises contained in this First Amendment and intending to be legally bound hereby, the parties hereby agree as follows:

1.	Paragraph 3, COMPENSATION; EXPENSES, (a)(ii) of the Agreement is hereby deleted in its entirety and replaced by the following:

(ii) A consulting fee to be agreed upon by the parties for SILC’s arranging agreements with insurance companies.

2.	Paragraph 3, COMPENSATION; EXPENSES, of the Agreement is hereby amended to add an additional paragraph, 3.(a)(iii), as follows:

(iii) The Company will issue to SILC a five year warrant to purchase up to that number of shares of the Company’s common stock equal to 25% of the outstanding equity of the Company (the “Warrant Shares”) (based on the number of shares of the Company’s common stock outstanding as of the Execution Date) at an initial exercise price per share equal to five cents (5¢) (the “Warrant”). The Warrant will be issued with standard market terms and conditions applying. The Warrant shall also be immediately vested and exercisable with respect to one-fourth (1/4th) of the Warrant Shares and the remaining portion of the Warrant Shares shall vest and become exercisable in three equal annual installments on each anniversary of the Commencement Date; provided, however, that the Warrant shall automatically cease to vest upon termination or expiration of this Agreement

3.	Paragraph 3, COMPENSATION; EXPENSES, (c) of the Agreement is hereby deleted in its entirety and replaced by the following:

(c) The Company’s obligations to SILC pursuant to this paragraph 3. COMPENSATION; EXPENSES to (i) remit any monies owed and (ii) to formalize the issuance of the Warrant, shall survive the termination of this Agreement.

4.	Paragraph 8, MISCELLANEOUS of the Agreement is hereby amended to add an additional subparagraph, (h), as follows:

(h)          PUBLIC DISCLOSURES.  Company shall provide SILC with five (5) business days’ advance notice of any and all public disclosures it intends to make with respect to the Agreement including specifically (i) those made pursuant to the Securities Exchange Act of 1934 and (ii) press interviews, marketing materials, advertisements and public communications.  The content of such disclosure(s) shall be determined by the parties.

5.	In the event of any conflict or inconsistency between the provisions set forth in this First Amendment and the provisions set forth in the Agreement, the provisions set forth in this First Amendment shall govern and control. Other than as specifically provided in this First Amendment, all other provisions set forth in the Agreement shall remain unchanged and in full force and effect and shall be binding upon the parties hereto.

6.	This First Amendment may be executed in any number of counterparts and by different parties to this First Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed signature page hereof by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(Signature Page Follows)

               .  IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed on the date first above written.

GRANDPARENTS.COM, INC.

By:
Name:	Steve Leber
Title:	Chairman and Co-Chief Executive Officer

STARR INDEMNITY & LIABILITY COMPANY
A wholly owned subsidiary of
STARR INTERNATIONAL COMPANY, INC.

By:
Name:	Maurice R. Greenberg
Title:	Chairman, Starr International Company, Inc.